UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2008
BROOKSHIRE RAW MATERIALS (U.S.) TRUST
BROOKSHIRE RAW MATERIALS (U.S.) CORE USD FUND SERIES; BROOKSHIRE RAW MATERIALS (U.S.) CORE CDN FUND SERIES; BROOKSHIRE RAW MATERIALS (U.S.) AGRICULTURE USD FUND SERIES; BROOKSHIRE RAW MATERIALS (U.S.) AGRICULTURE CDN FUND SERIES; BROOKSHIRE RAW MATERIALS (U.S.) METALS USD FUND SERIES; BROOKSHIRE RAW MATERIALS (U.S.) METALS CDN FUND SERIES; BROOKSHIRE RAW MATERIALS (U.S.) ENERGY USD FUND SERIES; BROOKSHIRE RAW MATERIALS (U.S.) ENERGY CDN FUND SERIES; BROOKSHIRE RAW MATERIALS (U.S.) ACCELERATED CORE USD FUND SERIES; BROOKSHIRE RAW MATERIALS (U.S.) ACCELERATED CORE CDN FUND SERIES
(Exact name of registrant as specified in its charter)

Delaware	000-1372989	26-1080463

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
c/o Brookshire Raw Materials Management, LLC
1000 Hart Road, Suite 210
Barrington, IL 60010
(Address of principal executive office and zip code)
(888) 877-2719
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.	3

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.	3

SIGNATURES		4

EXHIBIT INDEX		4

EXHIBIT 99.1	AMENDMENT NO. 1 TO AMENDED AND RESTATED DECLARATION OF TRUST AND TRUST AGREEMENT, DATED MAY 15, 2008, BY AND AMONG BROOKSHIRE RAW MATERIALS MANAGEMENT, LLC AND CSC TRUST COMPANY OF DELAWARE

EXHIBIT 99.2	AMENDMENT NO. 2 TO SUBSCRIPTION ESCROW AGREEMENT, DATED MAY 15, 2008, BY AND AMONG BROOKSHIRE RAW MATERIALS (U.S.) TRUST, BROOKSHIRE RAW MATERIALS MANAGEMENT, LLC AND JPMORGAN CHASE BANK, N.A., IN ITS CAPACITY AS ESCROW AGENT UNDER THE ESCROW AGREEMENT

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Effective as of May 15, 2008, that certain Amended and Restated Declaration of Trust and Trust Agreement (the “Trust Agreement”) of Brookshire Raw Materials (U.S.) Trust, a Delaware statutory trust (the “Trust”) dated as of September 10, 2007 by and among Brookshire Raw Materials Management, LLC (“Brookshire”) and CSC Trust Company of Delaware, in its capacity as trustee of the Trust, was amended. Effective as of the same date, Amendment No. 2 to the Subscription Escrow Agreement, dated as of October 12, 2007 (the “Escrow Agreement”) by and among the Trust, Brookshire Raw Materials Management, LLC and JPMorgan Chase Bank, N.A., in its capacity as escrow agent under the Escrow Agreement, was also entered into. Copies of the amendments to the Trust Agreement and Escrow Agreement are filed as Exhibits 99.1 and 99.2, respectively to this Current Report on Form 8-K, and this Item 1.01 is qualified in its entirety by the terms contained within such agreements.
The prospectus of the Trust, as filed with the Commission on September 24, 2007, provides for an Initial Offering Period (as defined in the prospectus) for each Fund (as defined in the prospectus) of the Trust for a period of up to 240 days after the start of the offering. The Managing Owner (as defined in the prospectus) has determined to extend the Initial Offering Period for each Fund until December 31, 2008, unless a Fund’s minimum subscription amount is obtained prior to that date. This extension of the Initial Offering Period will be effective as to subscribers who subscribe for Units beginning as of the filing of a supplement to the prospectus of the Trust, which is being filed concurrently with this Current Report on Form 8-K. The amendments to the Trust Agreement and Escrow Agreement being filed pursuant to this Form 8-K so extend the Initial Offering Period for each Fund of the Trust.
With respect to subscribers who have previously subscribed for Units in one or more Funds, the Managing Owner is currently seeking the consent of those existing subscribers to the extension of the Initial Offering Period. In the event that an existing subscriber does not affirmatively consent in writing to the extension of the Initial Offering Period, such subscriber’s subscription funds will be returned to that subscriber in accordance with the prospectus of the Trust. Any decrease in existing subscription funds resulting from the failure of subscribers to consent to the extension of the Initial Offering Period could make it more difficult for one or more Funds to obtain the minimum level of subscription proceeds needed to commence operations.
There can be no assurance as to the receipt of any consents from subscribers or the amount of new subscriptions the Funds may receive between now and the expiration of the revised Initial Offering Period.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits

Exhibit 99.1	Amendment No. 1 to Amended and Restated Declaration of Trust and Trust Agreement, dated May 15, 2008 by and among Brookshire Raw Materials Management, LLC and CSC Trust Company of Delaware.

Exhibit 99.2	Amendment No. 2 to Subscription Escrow Agreement, dated May 15, 2008 by and among Brookshire Raw Materials (U.S.) Trust, Brookshire Raw Materials Management, LLC and JPMorgan Chase Bank, N.A., in its capacity as escrow agent under the Escrow Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brookshire Raw Materials (U.S.) Trust (Registrant)
Date: May 20, 2008	By:	/s/ Stephen Adams
Stephen Adams
Chief Financial Officer

of Brookshire Raw Materials Management, LLC, the Managing Owner of Brookshire Raw Materials (U.S.) Trust

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brookshire Raw Materials (U.S.) Core USD Fund, a Series of Brookshire Raw Materials (U.S.) Trust (Registrant)
Date: May 20, 2008	By:	/s/ Stephen Adams
Stephen Adams
Chief Financial Officer

of Brookshire Raw Materials Management, LLC, the Managing Owner of Brookshire Raw Materials (U.S.) Trust

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brookshire Raw Materials (U.S.) Core CDN Fund, a Series of Brookshire Raw Materials (U.S.) Trust (Registrant)
Date: May 20, 2008	By:	/s/ Stephen Adams
Stephen Adams
Chief Financial Officer

of Brookshire Raw Materials Management, LLC, the Managing Owner of Brookshire Raw Materials (U.S.) Trust

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brookshire Raw Materials (U.S.) Agriculture USD Fund, A Series of Brookshire Raw Materials (U.S.) Trust (Registrant)
Date: May 20, 2008	By:	/s/ Stephen Adams
Stephen Adams
Chief Financial Officer

of Brookshire Raw Materials Management, LLC, the Managing Owner of Brookshire Raw Materials (U.S.) Trust

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brookshire Raw Materials (U.S.) Agriculture CDN Fund, a Series of Brookshire Raw Materials (U.S.) Trust (Registrant)
Date: May 20, 2008	By:	/s/ Stephen Adams
Stephen Adams
Chief Financial Officer

of Brookshire Raw Materials Management, LLC, the Managing Owner of Brookshire Raw Materials (U.S.) Trust

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brookshire Raw Materials (U.S.) Metals USD Fund, a Series of Brookshire Raw Materials (U.S.) Trust (Registrant)
Date: May 20, 2008	By:	/s/ Stephen Adams
Stephen Adams
Chief Financial Officer

of Brookshire Raw Materials Management, LLC, the Managing Owner of Brookshire Raw Materials (U.S.) Trust

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brookshire Raw Materials (U.S.) Metals CDN Fund, a Series of Brookshire Raw Materials (U.S.) Trust (Registrant)
Date: May 20, 2008	By:	/s/ Stephen Adams
Stephen Adams
Chief Financial Officer

of Brookshire Raw Materials Management, LLC, the Managing Owner of Brookshire Raw Materials (U.S.) Trust

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brookshire Raw Materials (U.S.) Energy USD Fund, a Series of Brookshire Raw Materials (U.S.) Trust (Registrant)
Date: May 20, 2008	By:	/s/ Stephen Adams
Stephen Adams
Chief Financial Officer

of Brookshire Raw Materials Management, LLC, the Managing Owner of Brookshire Raw Materials (U.S.) Trust

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brookshire Raw Materials (U.S.) Energy CDN Fund, a Series of Brookshire Raw Materials (U.S.) Trust (Registrant)
Date: May 20, 2008	By:	/s/ Stephen Adams
Stephen Adams
Chief Financial Officer

of Brookshire Raw Materials Management, LLC, the Managing Owner of Brookshire Raw Materials (U.S.) Trust

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brookshire Raw Materials (U.S.) Accelerated Core USD Fund, a Series of Brookshire Raw Materials (U.S.) Trust (Registrant)
Date: May 20, 2008	By:	/s/ Stephen Adams
Stephen Adams
Chief Financial Officer

of Brookshire Raw Materials Management, LLC, the Managing Owner of Brookshire Raw Materials (U.S.) Trust

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brookshire Raw Materials (U.S.) Accelerated Core CDN Fund, a Series of Brookshire Raw Materials (U.S.) Trust (Registrant)
Date: May 20, 2008	By:	/s/ Stephen Adams
Stephen Adams
Chief Financial Officer

of Brookshire Raw Materials Management, LLC, the Managing Owner of Brookshire Raw Materials (U.S.) Trust

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amendment No. 1 to Amended and Restated Declaration of Trust and Trust Agreement, dated May 15, 2008 by and among Brookshire Raw Materials Management, LLC and CSC Trust Company of Delaware.

99.2
Amendment No. 2 to Subscription Escrow Agreement, dated May 15, 2008 by and among Brookshire Raw Materials (U.S.) Trust, Brookshire Raw Materials Management, LLC and JPMorgan Chase Bank, N.A., in its capacity as escrow agent under the Escrow Agreement.